Exhibit 4.16

Equity Transfer Agreement

This Equity Transfer Agreement (this “Agreement”), dated as of November 20, 2020, is entered into by and between:

Equity Transferee (“Party A”): Hexin E-Commerce Co., Ltd.

Equity Transferor (“Party B”): Shiwei Wu

In this Agreement, Party A and Party B are referred to as individually, a “Party”, and collectively, the “Parties”.

WHEREAS,

1.                  Party A is an enterprise incorporated in China (Unified Social Credit Code: 91110000094875448C), with its registered address at No.92 Jianguo Road, Chaoyang District, Beijing. Its registered capital is RMB 1000 million, and the date of its establishment is March 7, 2014.

2.                  The current equity structure of Wusu Hexin Yongheng Commercial and Trading Co., Ltd. is as follows:

Name of Shareholder (Sponsor)	Type of Certificate	Certificate No.	Date of Capital Contribution	Method of Capital Contribution	Amount of Paid-in Capital Contribution (RMB in ten thousand)	Percentage of Capital Contribution (%)
Shiwei Wu	ID card	340825198411022411	Cash	500	1
Ming Jia	ID card	130181198209277633	Cash	2500	5
Hexin E-Commerce Co., Ltd.	Unified Social Credit Code	91110000094875448C	Cash	47000	94

3.                  Party A intends to acquire one percent (1%) equity interest held by Party B, and Party B agrees to transfer such equity interest at the price as agreed in this Agreement.

NOW, THEREFORE, in consideration of the above premises and mutual covenants of the Parties, the Parties hereby agree as follows:

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Article 1                                               Definitions

For the purpose of this Agreement, the following terms shall have the following meaning unless the context requires otherwise:

1.                  “Working Day” shall mean any day of Monday to Friday, except for statutory rest days and holidays.

2.                  “China” shall mean the People’s Republic of China, for the purpose of this Agreement only, exclusive of Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan region.

3.                  “Equity Transfer” shall mean the transfer of one percent (1%) equity interest made by Party B to Party A in accordance with this Agreement.

4.                  “Registration Authority” shall mean the [        ] Municipal Industrial and Commercial Bureau responsible for Party A’s registration.

5.                  “Transferred Equity” shall mean the five percent (1%) equity interest held by Party B at the time of the execution of this Agreement, including all rights, interests and corresponding obligations in Party A’s registered capital, capital reserve, optional reserve, undistributed profits, and profits declared or approved following the execution of this Agreement and before the closing, as represented by such [       ] percent ([        ]%) equity interest.

6.                  “Transfer Price” shall mean the transfer price as agreed in the Agreement.

7.                  “RMB” shall mean the lawful currency of China.

8.                  “Closing Date” shall have the meaning as provided in this Agreement.

Article 2                                               Equity Transfer

1.                  Transfer

Under this Agreement, Party A shall pay to Party B the Transfer Price as agreed in this Agreement in exchange for the one percent (1%) equity interest held by Party B in Wusu Hexin Yongheng Commercial and Trading Co., Ltd. subject to the terms and conditions in this Agreement.

2.                  Change in Equity

Upon the completion of the Equity Transfer, Party A will hold the one percent (1%) equity interest that is originally held by Party B. Party A, as a domestic company, shall apply to the Registration Authority for the registration of the change in equity.

3.                  Submission of Application Documents

Upon the execution of this Agreement by the Parties and the completion of all such other corporate procedures as necessary for the Equity Transfer, the Parties shall cause the target company to file the revised contract and articles of association of the target company with approval authorities, and submit all such documents as necessary for the change in equity of the target company to the industrial and commercial administration authorities to complete procedures in relation to the change in equity.

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Article 3                                               Transfer Price and Payment

1.                  Transfer Price

(1)             The Parties acknowledge and agree that the Transfer Price shall be RMB 5 million. Party A shall pay such Transfer Price to Party B within [            ] Working Days as of the date of this Agreement.

(2)             The term “Transfer Price” shall mean the purchase price of the Transferred Equity, which means any and all existing and potential shareholder interests attached to the Transferred Equity, including interests represented by all tangible and intangible assets and properties owned by the target company.

(3)             The Parties acknowledge and agree that such Transfer shall be the total price that Party A shall pay to Party B. Party A shall have no obligation to pay any additional amount to Party B for the Equity Transfer under this Agreement, and Party A shall not require Party B to pay for any undisclosed debt.

2.                  Tax

Each of Party A and Party B shall be responsible separately for their own taxes and governmental charges in relation to the Equity Transfer under this Agreement as required by applicable laws.

Article 4                                               Conditions Precedent to the Equity Transfer

1.                  Conditions Precedent

The Equity Transfer shall subject to the occurrence or completion of all of the following events or transactions:

(1)             The Party A’s shareholder resolution approving the Equity Transfer that will be made in accordance with this Agreement;

(2)             Each of other shareholders of Party A is willing to waive its right of first refusal with respect to the Transferred Equity; and

(3)             Party B has procured Party A to complete the procedures of change registration in relation to the Equity Transfer at the Registration Authority.

2.                  Cooperation

The Parties agree to make their best efforts to procure the fulfillment of the conditions precedent as provided in this Agreement.

Article 5                                               Representations and Warranties

1.                  Representations and Warranties

A Party to this Agreement hereby represents and warrants to the other Party as follows:

(1)             All matters with respect to which each Party has represented and warranted are true, complete and accurate;

(2)             Each Party is a company with legal personality, and is incorporated and validly existing under the laws of China, and has full right to independently operate, distribute and manage all of its assets;

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(3)             Each Party has all rights, authorizations and approvals required for the execution of this Agreement, and has all rights, authorizations and approvals required for the full performance of all of its obligations under this Agreement;

(5)              Upon the execution of this Agreement by its legally authorized representative, relevant provisions of this Agreement shall constitute its legal, valid and binding obligation;

(6)              Neither the execution of this Agreement nor the performance of obligations under this Agreement will contravene, breach or violate its business license/commercial registration certificate, articles of association or any laws or regulations, or any approval granted by any governmental authority or agency, or any provision of contracts or agreements to which it is a party;

(7)              As of the effective date of this Agreement, there is no circumstance that may constitute a violation of relevant laws or prevent its performance of obligations under this Agreement;

(8)              To its knowledge, no litigation, arbitration or any other legal, administrative or otherwise procedural or governmental investigation is pending or threatened to be brought, which is related to matters stipulated under this Agreement or may adversely affect its execution of this Agreement or performance of its obligations under this Agreement;

(9)              It has disclosed to the other Party all documents of any governmental authority it has in relation to the transaction contemplated under this Agreement, and all prior documents provided by it to the other Party do not contain any untrue or omitting representation on material facts, resulting in that any content of such documents contains any inaccurate material fact.

2.                  Further Warranties and Undertakings of Party B

(1)             Unless otherwise disclosed in writing to Party A before the signing date of this Agreement, there is no material litigation, arbitration or administrative procedure, on-going, pending or threatened by others, in relation to the equity interest held by Party B in the target company;

(2)             Unless otherwise disclosed in writing to Party A before the signing date of this Agreement, there is no security, mortgage, pledge or guarantee created on the equity interest held by Party B in the target company in favor of any third party, and the Equity Transferor is legal and absolute owner of such equity interest;

(3)             As of the signing date of this Agreement and the completion date of the Equity Transfer, the target company has no debt, profit or any other amount, under whatsoever name, owed to the Equity Transferor.

3.                  Effect of Warranties and Undertakings

Unless otherwise agreed in this Agreement, each warranty and undertaking under this Agreement shall remain to be in legal effect after the Equity Transfer is completed.  If any warranty and undertaking is confirmed to be untrue, misleading or incorrect or unfinished before all the prerequisites as described in this Agreement have been met, then Party A may revoke the “Equity Transfer” without any legal liability by sending a written notice to Party B within 14 days after it receives the above notice or learns of relevant events.  Party B undertakes that in case of any matter in material violation of warranties or in significantly conflict with warranties before the fulfillment of all the prerequisites as descried in this Agreement, Party B shall promptly notify the Equity Transferee in writing of the same.

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Article 6                                               Closing and Confidentiality

1.                  Completion Date of the Equity Transfer

This Agreement shall take effect upon execution, and Party A shall be the owner of the Transferred Equity when all legal formalities, such as change and registration formalities, as required for the Equity Transfer are completed.

2.                  Confidentiality

The Parties agree to keep confidential secret materials and information they learn of or access to (hereinafter referred to as “Confidential Information”), and make their efforts to take various reasonable security measures to keep them confidential; without the prior written consent of the other Party, neither Party may disclose, give or transfer such Confidential Information to any third party.  The Parties shall take necessary measures to disclose Confidential Information to agents or professional advisors only on a need-to-know basis and cause such agents or professional advisors to comply with confidentiality obligations under this Agreement.

3.                  The above restrictions shall not apply to:

(1)             materials that have been available to the general public at the time of disclosure;

(2)             materials that have become available to the general public after disclosure without fault on the part of either Party;

(3)             materials that have been in the possession of either Party before disclosure as evidenced, and are not directly or indirectly obtained from any other third party;

(4)             the disclosure as required by laws to be made by either Party to relevant governmental authorities, stock exchanges, etc., or the disclosure made by either Party of the above Confidential Information to its direct legal counsel and financial counsel due to the need of normal business.

4.                  The Parties agree that this Article 6 shall continue in full force and effect, regardless of whether this Agreement is changed, rescinded or terminated or not.

Article 7                                               Default and Remedies

1.                  The Parties shall strictly comply with obligations as agreed in this Agreement.  If either Party (“Defaulting Party”) fails to perform, completely perform or properly perform its obligations under this Agreement, or any of its representations and warranties under this Agreement is proved to be untrue, inaccurate or have material omission or misleading, then such failure shall constitute a default; in such case, the other Party hereto (“Non-defaulting Party”) shall have the right to decide, at its sole discretion, to take any one or more of the following remedies:

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(1)             Suspending the performance of its obligations under this Agreement, until the Defaulting Party eliminates defaulting situations, thereafter, it will resume its performance;

(2)             If the default committed by the Defaulting Party results in the inability to complete the Equity Transfer, or materially affects the commercial purpose of the Non-defaulting Party to execute this Agreement, and it is not remediable, or although it is remediable, the Defaulting Party fails to remedy it within a reasonable period of time, then the Non-defaulting Party shall have the right to unilaterally rescind this Agreement by giving a written notice to the Defaulting Party, such rescission notice shall take effect from the date on which it is sent out;

(3)             Requesting the Defaulting Party to indemnify for all its losses incurred thereby, including all costs and expenses arising out of this Agreement.

2.                  The rights and remedies as agreed in this Agreement shall be cumulative, and shall not be exclusive of any other rights or remedies as stipulated by laws.

3.                  The rights and remedies of the Non-defaulting Party as agreed in this Article shall survive the invalidation or termination of this Agreement or any other clauses of this Agreement for any reason.

Article 8                                               Governing Law and Dispute Resolution

1.                  The formation, effectiveness, interpretation, performance, execution, amendment and termination and dispute resolution shall be governed by the laws of the People’s Republic of China.

2.                  Any dispute or claim arising out of or in connection with this Agreement or the interpretation, breach, termination or effect of this Agreement shall be resolved by the Parties through amicable negotiation.  The negotiation shall commence immediately after a Party sends to the other Party a written request in relation to such negotiation.

3.                  If the Parties cannot resolve the dispute through negotiation with ten (10) days after a Party makes a request for negotiation, then either Party shall have the right to refer such dispute to the people’s court of competent jurisdiction at the place where Party A is located.

4.                  During the process of litigation, except for the portion in dispute between the Parties, the remaining portion of this Agreement shall remain to be in force, and the Parties shall continue to perform the same.

5.                  This Article shall survive the invalidation of this Agreement, in whole or in part.

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Article 9                                               Effectiveness and Amendment

1.                  Effective Date

This Agreement shall take effect from the execution date of this Agreement.

2.                  Amendment

No amendment made to this Agreement will take effect unless signed by the Parties in writing.

Article 10                                        Notices

1.                  If all notices permitted or required under this Agreement are sent by registered airmail, courier service, fax or otherwise in writing to the following address of the other Party (or any other address as notified by the other Party in writing), then the Party sending such notices shall be deemed to have duly performed its obligation to notify.  The date of receipt of a notice or the date of correspondence under this Agreement shall be the day falling on the fifth (5th) day after the mail is sent (in case of a mail sent by courier service or any other mailing methods) or the second (2nd) Working day after it is sent out (if sent by fax).

Party A: Hexin E-Commerce Co., Ltd.

Address:

Attention:

Tel:

Party B: Shiwei Wu

Address:

Attention:

Tel:

Article 11                                        Miscellaneous

1.                  This Agreement constitutes the entire agreement between the Parties in respect of the subject matter of this Agreement and supersedes any previous intent or understanding in relation to this Agreement, and may be modified or amended only by a written instrument signed by authorized representatives of the Parties.

2.                  The provisions of this Agreement are severable, that is, if any provision of this Agreement is determined to be illegal or unenforceable, such provision shall be removed from this Agreement and shall not affect the effect of other provisions of this Agreement.

3.                  No failure or delay of a Party in exercising any right, power or privilege under this Agreement or any other contract or agreement in relation to this Agreement shall operate as a waiver of such right, power or privilege, nor shall any single or partial failure in exercising any right, power or privilege preclude the exercise of any such right, power or privilege in the future.

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4.                  This Agreement is written in Chinese and executed in six (6) counterparts, each of Party A and Party B holds two (2) counterparts, and Party A retains two (2) counterparts for archive or registration; each counterpart shall have the same validity and effect.

(No body text below)

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(This page is the signature and seal page to the agreement concluded between the Parties without body text)

Party A: Hexin E-Commerce Co., Ltd.

By:

Date: November 20, 2020

Party B: Shiwei Wu

By:

Date: November 20, 2020

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Equity Transfer Agreement

This Equity Transfer Agreement (this “Agreement”), dated as of November 20, 2020, is entered into by and between:

Equity Transferee (“Party A”): Hexin E-Commerce Co., Ltd.

Equity Transferor (“Party B”): Ming Jia

In this Agreement, Party A and Party B are referred to as individually, a “Party”, and collectively, the “Parties”.

WHEREAS,

1.                  Party A is an enterprise incorporated in China (Unified Social Credit Code: 91110000094875448C), with its registered address at No.92 Jianguo Road, Chaoyang District, Beijing. Its registered capital is RMB 1000 million, and the date of its establishment is March 7, 2014.

2.                  The current equity structure of Wusu Hexin Yongheng Commercial and Trading Co., Ltd. is as follows:

Name of Shareholder (Sponsor)	Type of Certificate	Certificate No.	Date of Capital Contribution	Method of Capital Contribution	Amount of Paid-in Capital Contribution (RMB in ten thousand)	Percentage of Capital Contribution (%)
Shiwei Wu	ID card	340825198411022411		Cash	500	1
Ming Jia	ID card	130181198209277633		Cash	2500	5
Hexin E-Commerce Co., Ltd.	Unified Social Credit Code	91110000094875448C		Cash	47000	94

3.                  Party A intends to acquire five percent (5%) equity interest held by Party B, and Party B agrees to transfer such equity interest at the price as agreed in this Agreement.

NOW, THEREFORE, in consideration of the above premises and mutual covenants of the Parties, the Parties hereby agree as follows:

Article 1                       Definitions

For the purpose of this Agreement, the following terms shall have the following meanings unless the context requires otherwise:

1.                  “Working Day” shall mean any day of Monday to Friday, except for statutory rest days and holidays.

2.                  “China” shall mean the People’s Republic of China, for the purpose of this Agreement only, exclusive of Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan region.

3.                  “Equity Transfer” shall mean the transfer of five percent (5%) equity interest made by Party B to Party A in accordance with this Agreement.

4.                  “Registration Authority” shall mean the [               ] Municipal Industrial and Commercial Bureau responsible for Party A’s registration.

5.                  “Transferred Equity” shall mean the five percent (5%) equity interest held by Party B at the time of the execution of this Agreement, including all rights, interests and corresponding obligations in Party A’s registered capital, capital reserve, optional reserve, undistributed profits, and profits declared or approved following the execution of this Agreement and before the closing, as represented by such [                ] percent ([              ]%) equity interest.

6.                  “Transfer Price” shall mean the transfer price as agreed in the Agreement.

7.                  “RMB” shall mean the lawful currency of China.

8.                  “Closing Date” shall have the meaning as provided in this Agreement.

Article 2                       Equity Transfer

1.                  Transfer

Under this Agreement, Party A shall pay to Party B the Transfer Price as agreed in this Agreement in exchange for the five percent (5%) equity interest held by Party B in Wusu Hexin Yongheng Commercial and Trading Co., Ltd. subject to the terms and conditions in this Agreement.

2.                  Change in Equity

Upon the completion of the Equity Transfer, Party A will hold the five percent (5%) equity interest that is originally held by Party B. Party A, as a domestic company, shall apply to the Registration Authority for the registration of the change in equity.

3.                  Submission of Application Documents

Upon the execution of this Agreement by the Parties and the completion of all such other corporate procedures as necessary for the Equity Transfer, the Parties shall cause the target company to file the revised contract and articles of association of the target company with approval authorities, and submit all such documents as necessary for the change in equity of the target company to the industrial and commercial administration authorities to complete the procedures in relation to the change in equity.

Article 3                       Transfer Price and Payment

1.                  Transfer Price

(1)             The Parties acknowledge and agree that the Transfer Price shall be RMB 25 million. Party A shall pay such Transfer Price to Party B within [              ] Working Days as of the date of this Agreement.

(2)             The term “Transfer Price” shall mean the purchase price of the Transferred Equity, which means any and all existing and potential shareholder interests attached to the Transferred Equity, including interests represented by all tangible and intangible assets and properties owned by the target company.

(3)             The Parties acknowledge and agree that such Transfer shall be the total price that Party A shall pay to Party B. Party A shall have no obligation to pay any additional amount to Party B for the Equity Transfer under this Agreement, and Party A shall not require Party B to pay for any undisclosed debt.

2.                  Tax

Each of Party A and Party B shall be responsible separately for their own taxes and governmental charges in relation to the Equity Transfer under this Agreement as required by applicable laws.

Article 4                       Conditions Precedent to the Equity Transfer

1.                  Conditions Precedent

The Equity Transfer shall subject to the occurrence or completion of all of the following events or transactions:

(1)             The Party A’s shareholder resolution approving the Equity Transfer that will be made in accordance with this Agreement;

(2)             Each of other shareholders of Party A is willing to waive its right of first refusal with respect to the Transferred Equity; and

(3)             Party B has procured Party A to complete the procedures of change registration in relation to the Equity Transfer at the Registration Authority.

2.                  Cooperation

The Parties agree to make their best efforts to procure the fulfillment of the conditions precedent as provided in this Agreement.

Article 5                       Representations and Warranties

1.                  Representations and Warranties

A Party to this Agreement hereby represents and warrants to the other Party as follows:

(1)             All matters with respect to which each Party has represented and warranted are true, complete and accurate;

(2)             Each Party is a company with legal personality, and is incorporated and validly existing under the laws of China, and has full right to independently operate, distribute and manage all of its assets;

(3)             Each Party has all rights, authorizations and approvals required for the execution of this Agreement, and has all rights, authorizations and approvals required for the full performance of all of its obligations under this Agreement;

(5)              Upon the execution of this Agreement by its legally authorized representative, relevant provisions of this Agreement shall constitute its legal, valid and binding obligation;

(6)              Neither the execution of this Agreement nor the performance of obligations under this Agreement will contravene, breach or violate its business license/commercial registration certificate, articles of association or any laws or regulations, or any approval granted by any governmental authority or agency, or any provision of contracts or agreements to which it is a party;

(7)              As of the effective date of this Agreement, there is no circumstance that may constitute a violation of relevant laws or prevent its performance of obligations under this Agreement;

(8)              To its knowledge, no litigation, arbitration or any other legal, administrative or otherwise procedural or governmental investigation is pending or threatened to be brought, which is related to matters stipulated under this Agreement or may adversely affect its execution of this Agreement or performance of its obligations under this Agreement;

(9)              It has disclosed to the other Party all documents of any governmental authority it has in relation to the transaction contemplated under this Agreement, and all prior documents provided by it to the other Party do not contain any untrue or omitting representation on material facts, resulting in that any content of such documents contains any inaccurate material fact.

2.                  Further Warranties and Undertakings of Party B

(1)             Unless otherwise disclosed in writing to Party A before the signing date of this Agreement, there is no material litigation, arbitration or administrative procedure, on-going, pending or threatened by others, in relation to the equity interest held by Party B in the target company;

(2)             Unless otherwise disclosed in writing to Party A before the signing date of this Agreement, there is no security, mortgage, pledge or guarantee created on the equity interest held by Party B in the target company in favor of any third party, and the Equity Transferor is legal and absolute owner of such equity interest;

(3)             As of the signing date of this Agreement and the completion date of the Equity Transfer, the target company has no debt, profit or any other amount, under whatsoever name, owed to the Equity Transferor.

3.                  Effect of Warranties and Undertakings

Unless otherwise agreed in this Agreement, each warranty and undertaking under this Agreement shall remain to be in legal effect after the Equity Transfer is completed.  If any warranty and undertaking is confirmed to be untrue, misleading or incorrect or unfinished before all the prerequisites as described in this Agreement have been met, then Party A may revoke the “Equity Transfer” without any legal liability by sending a written notice to Party B within 14 days after it receives the above notice or learns of relevant events.  Party B undertakes that in case of any matter in material violation of warranties or in significantly conflict with warranties before the fulfillment of all the prerequisites as descried in this Agreement, Party B shall promptly notify the Equity Transferee in writing of the same.

Article 6                       Closing and Confidentiality

1.                  Completion Date of the Equity Transfer

This Agreement shall take effect upon execution, and Party A shall be the owner of the Transferred Equity when all legal formalities, such as change and registration formalities, as required for the Equity Transfer are completed.

2.                  Confidentiality

The Parties agree to keep confidential secret materials and information they learn of or access to (hereinafter referred to as “Confidential Information”), and make their efforts to take various reasonable security measures to keep them confidential; without the prior written consent of the other Party, neither Party may disclose, give or transfer such Confidential Information to any third party.  The Parties shall take necessary measures to disclose Confidential Information to agents or professional advisors only on a need-to-know basis and cause such agents or professional advisors to comply with confidentiality obligations under this Agreement.

3.                  The above restrictions shall not apply to:

(1)             materials that have been available to the general public at the time of disclosure;

(2)             materials that have become available to the general public after disclosure without fault on the part of either Party;

(3)             materials that have been in the possession of either Party before disclosure as evidenced, and are not directly or indirectly obtained from any other third party;

(4)             the disclosure as required by laws to be made by either Party to relevant governmental authorities, stock exchanges, etc., or the disclosure made by either Party of the above Confidential Information to its direct legal counsel and financial counsel due to the need of normal business.

4.                  The Parties agree that this Article 6 shall continue in full force and effect, regardless of whether this Agreement is changed, rescinded or terminated or not.

Article 7                       Default and Remedies

1.                  The Parties shall strictly comply with obligations as agreed in this Agreement.  If either Party (“Defaulting Party”) fails to perform, completely perform or properly perform its obligations under this Agreement, or any of its representations and warranties under this Agreement is proved to be untrue, inaccurate or have material omission or misleading, then such failure shall constitute a default; in such case, the other Party hereto (“Non-defaulting Party”) shall have the right to decide, at its sole discretion, to take any one or more of the following remedies:

(1)             Suspending the performance of its obligations under this Agreement, until the Defaulting Party eliminates defaulting situations, thereafter, it will resume its performance;

(2)             If the default committed by the Defaulting Party results in the inability to complete the Equity Transfer, or materially affects the commercial purpose of the Non-defaulting Party to execute this Agreement, and it is not remediable, or although it is remediable, the Defaulting Party fails to remedy it within a reasonable period of time, then the Non-defaulting Party shall have the right to unilaterally rescind this Agreement by giving a written notice to the Defaulting Party, such rescission notice shall take effect from the date on which it is sent out;

(3)             Requesting the Defaulting Party to indemnify for all its losses incurred thereby, including all costs and expenses arising out of this Agreement.

2.                  The rights and remedies as agreed in this Agreement shall be cumulative, and shall not be exclusive of any other rights or remedies as stipulated by laws.

3.                  The rights and remedies of the Non-defaulting Party as agreed in this Article shall survive the invalidation or termination of this Agreement or any other clauses of this Agreement for any reason.

Article 8                       Governing Law and Dispute Resolution

1.                  The formation, effectiveness, interpretation, performance, execution, amendment and termination and dispute resolution shall be governed by the laws of the People’s Republic of China.

2.                  Any dispute or claim arising out of or in connection with this Agreement or the interpretation, breach, termination or effect of this Agreement shall be resolved by the Parties through amicable negotiation.  The negotiation shall commence immediately after a Party sends to the other Party a written request in relation to such negotiation.

3.                  If the Parties cannot resolve the dispute through negotiation with ten (10) days after a Party makes a request for negotiation, then either Party shall have the right to refer such dispute to the people’s court of competent jurisdiction at the place where Party A is located.

4.                  During the process of litigation, except for the portion in dispute between the Parties, the remaining portion of this Agreement shall remain to be in force, and the Parties shall continue to perform the same.

5.                  This Article shall survive the invalidation of this Agreement, in whole or in part.

Article 9                       Effectiveness and Amendment

1.                  Effective Date

This Agreement shall take effect from the execution date of this Agreement.

2.                  Amendment

No amendment made to this Agreement will take effect unless signed by the Parties in writing.

Article 10                Notices

1.                  If all notices permitted or required under this Agreement are sent by registered airmail, courier service, fax or otherwise in writing to the following address of the other Party (or any other address as notified by the other Party in writing), then the Party sending such notices shall be deemed to have duly performed its obligation to notify.  The date of receipt of a notice or the date of correspondence under this Agreement shall be the day falling on the fifth (5th) day after the mail is sent (in case of a mail sent by courier service or any other mailing methods) or the second (2nd) Working day after it is sent out (if sent by fax).

Party A: Hexin E-Commerce Co., Ltd.

Address:

Attention:

Tel:

Party B: Ming Jia

Address:

Attention:

Tel:

Article 11                Miscellaneous

1.                  This Agreement constitutes the entire agreement between the Parties in respect of the subject matter of this Agreement and supersedes any previous intent or understanding in relation to this Agreement, and may be modified or amended only by a written instrument signed by authorized representatives of the Parties.

2.                  The provisions of this Agreement are severable, that is, if any provision of this Agreement is determined to be illegal or unenforceable, such provision shall be removed from this Agreement and shall not affect the effect of other provisions of this Agreement.

3.                  No failure or delay of a Party in exercising any right, power or privilege under this Agreement or any other contract or agreement in relation to this Agreement shall operate as a waiver of such right, power or privilege, nor shall any single or partial failure in exercising any right, power or privilege preclude the exercise of any such right, power or privilege in the future.

4.                  This Agreement is written in Chinese and executed in six (6) counterparts, each of Party A and Party B holds two (2) counterparts, and Party A retains two (2) counterparts for archive or registration; each counterpart shall have the same validity and effect.

(No body text below)

(This page is the signature and seal page to the agreement concluded between the Parties without body text)

Party A: Hexin E-Commerce Co., Ltd.

By:

Date: November 20, 2020

Party B: Ming Jia

By:

Date: November 20, 2020